                                                                   EXHIBIT 10.16

                                  OFFICE LEASE

                                 BY AND BETWEEN

                              LUKE PROPERTIES, LLC,
                       A NEVADA LIMITED LIABILITY COMPANY

                                       AND

                               VESTIN GROUP, INC.,
                             A DELAWARE CORPORATION

                              DATED: MARCH 31, 2003

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                                TABLE OF CONTENTS

1. .........................................................LEASE OF PREMISES  1
        1.1 ............................................................LEASE  1
        1.2 .........................................MODIFICATION OF PREMISES  1

2. ...................................................................PURPOSE  1
        2.1 ..............................................................USE  1
        2.2 ...............................................LIMITATION ON USES  1
        2.3 ..........................................COMPLIANCE WITH PERMITS  2

3. ......................................................................TERM  2
        3.1 ................................................COMMENCEMENT DATE  2
        3.2 .....................................................CONSTRUCTION  2
        3.3 ...........................................ACCEPTANCE OF PREMISES  2

4. ................................................................BASIC RENT  3
        4.1 ...............................................INITIAL BASIC RENT  3
        4.2 .........................................COST OF LIVING INCREASES  3
        4.3 ...................................................PARTIAL MONTHS  4
        4.4 ........................................................NO OFFSET  4
        4.5 .................................................SECURITY DEPOSIT  4

5. ..........................................................RENT ADJUSTMENTS  4
        5.1 .....PAYMENT OF EXCESS OPERATING EXPENSES AND REAL PROPERTY TAXES  4
        5.2 ...............................................OPERATING EXPENSES  4
        5.3 ..........................................BASE OPERATING EXPENSES  5

6. ........................................................PARKING FACILITIES  6

7. .................................................................UTILITIES  6
        7.1 ..................................................UTILITY CHARGES  6
        7.2 ......................................................MAINTENANCE  6

8. ...............................................................ALTERATIONS  6
        8.1 .......................................RESTRICTION ON ALTERATIONS  6
        8.2 .........REMOVAL AND SURRENDER OF FIXTURES AND TENANT ALTERATIONS  7

9. ...................................................MAINTENANCE AND REPAIRS  8
        9.1 .............................................TENANT'S OBLIGATIONS  8
        9.2 ...........................................LANDLORD'S OBLIGATIONS  8

10. ........................................TAX ON TENANT'S PERSONAL PROPERTY  8

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
        10.1 .......................................PERSONAL PROPERTY TAXES    8
        10.2 ............................EXCLUSION FROM REAL PROPERTY TAXES    8

11. .......................................INSURANCE; WAIVER OF SUBROGATION    8
        11.1 ...........................................LIABILITY INSURANCE    9
        11.2 ............................................PROPERTY INSURANCE    9
        11.3 ...........................................POLICY REQUIREMENTS    9
        11.4 .........................................WAIVER OF SUBROGATION   10
        11.5 ...................................BUSINESS OVERHEAD INSURANCE   10

12. .......................................................FIRE OR CASUALTY   10
        12.1 ............................................DAMAGE TO PREMISES   10
        12.2 ............................................DAMAGE TO BUILDING   11
        12.3 ........................................ABATEMENT; TERMINATION   11
        12.4 ...................................................LIMITATIONS   11

13 ..........................................................EMINENT DOMAIN   11
        13.1 ........................................................TAKING   11
        13.2 ..............................................TEMPORARY TAKING   12

14. ..............................................ASSIGNMENT AND SUBLETTING   12
        14.1 ...........................................GENERAL PROHIBITION   12
        14.2 ..........................NOTICE OF INTENT TO ASSIGN OR SUBLET   13
        14.3 ............................NO RELEASE OF TENANT'S OBLIGATIONS   13
        14.4 ........................................TRANSFER IS ASSIGNMENT   13
        14.5 .....................................ASSUMPTION OF OBLIGATIONS   13

15. .............................................LANDLORD'S RESERVED RIGHTS   14
        15.1 ................................................RIGHT OF ENTRY   14
        15.2 .....................................BUILDING AND COMMON AREAS   14
        15.3 ..........................................................NAME   14

16. ............................INDEMNIFICATION AND LIMITATION ON LIABILITY   15
        16.1 ...........................................INDEMNITY BY TENANT   15
        16.2 ............................LIMITATION ON LANDLORD'S LIABILITY   15

17. .......................................................SALE BY LANDLORD   15

18. ..........................................................SUBORDINATION   15
        18.1 .................................................SUBORDINATION   16
        18.2 ....................................................ATTORNMENT   16
        18.3 ............................................NOTICE FROM TENANT   16

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
19. ..............................................ESTOPPEL CERTIFICATES       16

20. ......................SURRENDER OF PREMISES AND REMOVAL OF PROPERTY       16
        20.1 .................................................NO MERGER       16
        20.2 .....................................SURRENDER OF PREMISES       17
        20.3 ......................................DISPOSAL OF PROPERTY       17
        20.4 .................................FIXTURES AND IMPROVEMENTS       17
        20.5 ..............................NOTICE OF EXPIRATION OF TERM       17

21. .......................................................HOLDING OVER       17

22. ..............................................DEFAULTS AND REMEDIES       18
        22.1 ........................................DEFAULTS BY TENANT       18
        22.2 .......................................LANDLORD'S REMEDIES       19
        22.3 ..................................RE-ENTRY NOT TERMINATION       20
        22.4 ......................................DEFINITION OF TENANT       20

23. .........................................................BANKRUPTCY       21

24. .....................INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGES       21
        24.1 ..................................................INTEREST       21
        24.2 ...............................................LATE CHARGE       21

25. ....................................................QUIET ENJOYMENT       21

26. ...............................................EXAMINATION OF LEASE       22

27. ............................................................BROKERS       22

28. ..............................................RULES AND REGULATIONS       22

29. ............................................................SIGNAGE       22

30. .................................................GENERAL PROVISIONS       22
        30.1 .................................................NO WAIVER       22
        30.2 ...............................LANDLORD'S RIGHT TO PERFORM       22
        30.3 ...........................................TERMS; HEADINGS       23
        30.4 ..........................................ENTIRE AGREEMENT       23
        30.5 ....................................SUCCESSORS AND ASSIGNS       23
        30.6 ...................................................NOTICES       23
        30.7 ..............................................SEVERABILITY       24
        30.8 ...........................................TIME OF ESSENCE       24
        30.9 .............................................GOVERNING LAW       24

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
        30 10 .............................................ATTORNEYS' FEES    24
        30.11 ...............................................FORCE MAJEURE    24

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                                  LEASE SUMMARY

      This lease summary is attached to the within lease for convenience of reference only and shall in no way be considered a part of said lease or used in the interpretation of any of the provisions contained therein.

DATE:                      March 31, 2003

LANDLORD:                  Luke Properties, LLC, a Nevada limited liability
                           company

TENANT:                    Vestin Group, Inc., a Delaware corporation

PREMISES:                  Exhibit "A"

SIZE OF PREMISES:          Approximately Forty Thousand Nine Hundred Forty
                           (40,940) square feet.

TERM:                      Ten (10) years with two (2) five (5) year option

COMMENCEMENT OF            The earlier of forty-five (45) days after the
RENT                       completion of construction of the Building or the
                           date Tenant commences business at the Premises.

BASIC RENT:                $1.75 per square foot per month for a total of
                           $859,740.00 per annum increasing annually in an amount equal to four percent (4%) per annum on the yearly anniversary date of the Commencement Date.
                           This is a triple net lease and Tenant shall be responsible for its share of all expenses associated with the Building.

SECURITY DEPOSIT:          $71,645

LANDLORD'S ADDRESS:        ________________________
                           Las Vegas, Nevada_______

TENANT'S ADDRESS:          ________________________
                           ________________________
                           Las Vegas, Nevada_______

                                  OFFICE LEASE

         THIS LEASE is made and entered into as of this 31 day of March, 2003, by and between Luke Properties, LLC, a Nevada limited liability company (the "LANDLORD") and Vestin Group, Inc., a Delaware corporation (the "TENANT").

         1. LEASE OF PREMISES.

                  1.1 LEASE. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, those certain premises (the "PREMISES") shown on the drawings attached hereto as Exhibit "A," and commonly described as_______________, Las Vegas, Nevada___________, consisting of approximately forty thousand nine hundred forty (40,940) square feet which is one hundred percent (100%) of the entire building (the "BUILDING").

                  1.2 MODIFICATION OF PREMISES. Landlord shall have the sole judgment and discretion to determine the architecture, design, appearance, construction, workmanship, materials and equipment with respect to the construction of the Building; provided, however, Landlord shall not materially alter the areas, floor elevations and other characteristics of the Premises as shown on Exhibit "A" without the express consent of Tenant, which consent shall not be unreasonably withheld or delayed.

         2. PURPOSE.

                  2.1 USE. The Premises shall be used only for professional services businesses including but not limited to mortgage services, accounting offices and legal services (the "Use") and businesses related thereto and for no other purpose without the prior written consent of Landlord.

                  2.2 LIMITATION ON USES. Tenant shall not use or occupy the Premises, or permit the use or occupancy of the Premises, in any manner or for any purpose which: (a) would violate any law or regulation of any governmental authority, or the provisions of any applicable governmental permit or recorded document; (b) would adversely affect or render more expensive any fire or other insurance maintained by Landlord for the Building or any of its contents;(c) might impair or interfere with any of the services and systems of the Building, including without limitation, the Building's electrical, mechanical, fire and life safety, structural, plumbing, heating, ventilation and air conditioning systems (collectively, the "BUILDING SYSTEMS") or the janitorial, security and building maintenance services (collectively, the "SERVICE FACILITIES"); (d) would injure or annoy, or obstruct or interfere with the rights of, other tenants, if any, or occupants of the Building or impair the appearance of the Building or be prejudicial to the business or reputation of Landlord; or (e) is not compatible with the existing use of the Building. Further, Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or beyond the Premises shall be installed, maintained and used by Tenant so as to eliminate such vibration or noise. Tenant shall reimburse Landlord for any cost incurred by Landlord in enforcing the provisions of this Article 2 or as a result of Tenant's breach hereof (including, without limitation, any increase in insurance premiums resulting from Tenant's use).

         COMPLIANCE WITH PERMITS. Tenant shall procure and maintain any license or permit required for the lawful conduct of its business or other activity on the Premises, submit such license or permit for inspection by Landlord if so requested, and comply at all times with all terms and conditions thereof. The lease of the Premises shall be subject to all statutes, laws, ordinances and regulations applicable from time to time to the use, occupancy or possession of the Premises.

         3. TERM.

                  3.1 COMMENCEMENT DATE. The term of this Lease shall commence on the date this Lease is executed (the "Commencement Date") and shall end ten
(10) years from the date the payment of rent commences as set forth in Section
4.1 of this Lease, unless sooner terminated pursuant hereto (the "TERM"). Promptly following the Commencement Date, Landlord and Tenant shall confirm the Commencement Date and the expiration date by executing and delivering a Memorandum of Commencement Date ("MEMORANDUM") in the form attached hereto as Exhibit "B." This Lease shall not be void, voidable or subject to termination, nor shall Landlord be liable to Tenant for any loss or damage, resulting from Landlord's inability to deliver the Premises to Tenant on the date specified in Landlord's notice given pursuant to Section 3.2, but no rent hereunder shall be payable hereunder with respect to any delay in delivery of the Premises which is caused solely by Landlord. Provided Tenant has not been in default during the Term of the Lease, Landlord hereby grants Tenant the right to renew the Lease for one (1) additional five (5) year period, at the greater of the then current Basic Rent increased in accordance with this Lease or at the then current fair market lease rental rate for the Building as determined by the Landlord. In order to exercise its renewal option, Tenant shall give Landlord a minimum of six (6) months written notice prior to the end of the Term of its intention to renew this Lease.

                  3.2 ACCEPTANCE OF PREMISES. By entering into possession of the Premises or any part thereof and except for such matters as Tenant shall specify to Landlord in writing within ten (10) days thereafter, Tenant shall be conclusively deemed to have accepted the Premises and to have agreed that Landlord has performed all of its obligations hereunder with respect to the Premises and that the Premises are in satisfactory condition and in full compliance with the requirements of this Lease as of the date of such possession. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, except as otherwise expressly provided in this Lease, with respect to the Premises or the Building, including without limitation, any representation or warranty with respect to the suitability or fitness of the Premises or the Building for the conduct of Tenant's business.

         4. BASIC RENT.

         The basic annual rent payable to Landlord ("BASIC RENT") shall be as set forth in this Article 4.

                  4.1 INITIAL BASIC RENT. For the period beginning on the date which is the earlier of (a) Forty-five (45) days after Landlord completes construction of the Building or (b) the date upon which Tenant opens for business in the Premises, Tenant shall pay Landlord an initial Basic Rent for the Premises of Eight Hundred Fifty-Nine Thousand Seven Hundred Forty Dollars ($859,740.00) per annum. Such initial Basic Rent shall be payable in equal monthly installments of Seventy One Thousand Six Hundred Forty-Five Dollars ($71,645.00). Rent shall be further adjusted as provided for in Section 4.2 of this Lease. Each installment of rent shall be payable in advance, without set off or demand, on the first day of each calendar month beginning on the Commencement Date and continuing until Basic Rent is adjusted pursuant to
Section 4.2, except
that one month's rent shall be paid upon the execution hereof and shall be applied by Landlord (without interest) to the first payment(s) of Basic Rent due under this Section 4.1.

                  4.2 BASIC RENT INCREASES.

                  4.3 a. The Basic Rent shall be increased on each annual anniversary of the Commencement Date (each an "ADJUSTMENT DATE"). Basic Rent hereunder shall be increased by four percent (4%) per annum of the Basic Rent payable during the immediately preceding calendar year. Landlord shall notify Tenant of each increase by delivering a written statement setting forth the Indices, and the new amount of the Basic Rent. Tenant shall pay the new Basic Rent from its effective date until the next periodic increase.

                  4.4 PARTIAL MONTHS. If the Term begins on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, Basic Rent for such beginning or ending month shall be prorated based upon the number of days in such month occurring during, or before or after, the Term.

                  4.5 NO OFFSET. Basic Rent, together with all other sums due hereunder (herein called "ADDITIONAL RENT"), shall be paid to the Landlord without deduction or offset of any kind, and in advance and without demand (except as otherwise herein expressly provided) in lawful money of the United States at Landlord's address listed above or such other location or to such other person as Landlord may from time to time designate in writing. The Basic Rent and Additional Rent may sometimes be referred to herein collectively as the "RENT."

                  4.6 SECURITY DEPOSIT. Tenant has paid or will pay Landlord the amount of Seventy One Thousand Six Hundred Forty-Five Dollars ($71,645.00) as security for the full and faithful performance of each of the terms hereof by Tenant. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest thereon. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment-of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises upon a default by Tenant hereunder. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the later of expiration of the Term and surrender of possession of the Premises to Landlord.

         5. ADDITIONAL RENT.

                  5.1 PAYMENT OF EXPENSES AND REAL ESTATE TAXES. Tenant shall pay to Landlord, as Additional Rent, an amount equal to total annual Operating Expenses, as defined below, and an amount equal to annual Real Estate Taxes, as defined below. Such amount shall be paid in advance in monthly installments on the same dates as Basic Rent is due and payable hereunder based on Landlord's notice delivered to Tenant from time to time setting forth Landlord's good faith estimate of the Operating Expenses and Real Estate Taxes for the current calendar year. Landlord shall have the right to adjust such amount to reflect any changes in Landlord's estimate of Operating Expenses.

                  5.2 OPERATING EXPENSES.

                           a. "OPERATING EXPENSES" shall mean the total of all
actual costs incurred by Landlord in connection with the management, operation, maintenance and repair of the Building (including all costs of insuring the Building), including, without limitation, taxes, insurance, parking lot maintenance, landscaping, all utility expenses not separately metered, labor compensation insurance, payroll taxes, materials, supplies, and all other costs of operating and repairing, lighting, cleaning, sweeping, painting, striping, removing of rubbish or debris, policing and inspecting, depreciation on or rentals of machinery and equipment, the amortized costs to repair, maintain or install capital improvements, costs of repairs, maintenance, or replacement of paving, curbs, walkways, remarking, directional or other signs, landscaping, drainage, lighting facilities, repair and maintenance of Common Areas and parking areas, costs and expenses of planting, replanting and replacing flowers, shrubbery and other landscaping, fees for required licenses and permits, costs of compliance with any governmental rules, regulations, laws or ordinances, the cost of maintaining the sprinkler system, sign maintenance, and roof and building maintenance, (specifically excluding Tenant's maintenance responsibilities under this Lease), the costs of premiums for insurance policies to be maintained by Landlord and any deductibles attributable thereto under
Section 11 hereof, and an administrative fee equal to fifteen percent (15%) of all of the foregoing. For purposes of computing rent adjustments pursuant to this Article 5, Operating Expenses for the Building shall be allocated and charged to Tenant in accordance with generally accepted accounting and management practices and expressed as an amount per square foot of Rentable Area. Operating Expenses shall include all Real Property Taxes, as defined below.

                           b. "REAL ESTATE TAXES" shall mean all taxes,
assessments (special or otherwise) and charges levied upon or with respect to the Building and ad valorem taxes on personal property used in connection therewith, together with any real property taxes which may be assessed against the Building. In addition, Real Estate Taxes shall include but not be limited to
(i) all personal property taxes on personal property used in connection with the Building and related structures, (ii) any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the Term hereof on all leasehold improvements, (iii) any and all environmental levies or charges now in force affecting the Building or any portion thereof or which may hereafter become effective, and (iv) any other taxes levied or assessed in addition to, as a replacement, alteration, or substitute for, or in lieu of such real or personal property taxes.

                           c. Any costs or expenses for services or utilities,
not otherwise included in Operating Expenses, and which are attributable directly to Tenant's use or occupancy of the Premises shall be paid in full by Tenant as Additional Rent when such costs are incurred or, if Landlord makes such payments, within five (5) days after being billed therefor by Landlord.

                  5.3 ADDITIONAL RENTAL AMOUNT.

                           a. Tenant shall pay One hundred percent (100%) of
Operating Expenses
and Real Estate Taxes, as defined above, since Tenant's Premises consists of One Hundred percent (100%) of the Building.

                           b. Landlord shall provide to Tenant an annual
statement reflecting all of the Building's Operating Expenses.

                           c. The parties agree this Lease is a net net net
lease.

                           d. Additional Rent payments shall commence at the
same time as the Basic Rent payments, that is, on the date which is the earlier of (a) Forty-five (45) days after the completion of the Building or (b) the date upon which Tenant opens for business in the Premises. Any adjustments to Additional Rent charges shall be made on an annual basis from the date Additional Rent payments commenced.

         6. PARKING FACILITIES.

         Tenant shall be entitled to the non-exclusive use of the parking lot. Tenant shall comply with all rules and regulations which Landlord may adopt from time to time for the operation and use of such parking facilities.

         7. UTILITIES.

                  7.1 UTILITY CHARGES. Tenant shall be solely responsible for and promptly pay all charges for telephone, electric, gas, or any other utility used or consumed in the Premises, including water and sewer, but specifically excluding trash which shall be included as a part of Operating Expenses, and Tenant shall further be responsible for any utility connection charges, or system development charges, from any and all utility companies or districts. If these charges are billed to the Landlord, then Tenant shall make payment in the full amount billed to Landlord within five (5) days after written demand from Landlord.

                  7.2 MAINTENANCE. Tenant shall be responsible for the normal maintenance and upkeep of the heating, ventilation and air conditioning systems serving the Premises and for all other utility installations within the Premises (including without limitation, regular replacement of HVAC filters) and shall be responsible for the repair of any such system.

         8. ALTERATIONS.

                  8.1 RESTRICTION ON ALTERATIONS. Tenant may make no alteration, repairs, additions or improvements in, to or about the Premises (collectively, "TENANT ALTERATIONS"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and Landlord may impose as a condition to such consent such requirements as Landlord, in its sole discretion, may deem necessary or desirable, including without limitation, (a) the right to approve the plans and specifications for any work, (b) the right to require insurance satisfactory to Landlord, (c) the right to require security for the full payment for and diligent and faithful performance of any work, (d) requirements as to the manner in which or the time or times at which work may be performed and (e) the right to approve the contractor or contractors to perform Tenant Alterations. All Tenant Alterations shall be compatible with the Building and completed in accordance with Landlord's requirements and all applicable rules, regulations and requirements of governmental authorities and insurance carriers. Tenant shall pay to Landlord Landlord's reasonable charges for reviewing and inspecting all Tenant Alterations, which amount shall not exceed Two Hundred Fifty Dollars ($250.00) per Tenant Alteration, to assure full compliance with all of Landlord's requirements. Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are safe or that the same comply with any applicable laws, ordinances, codes, rules or regulations. Further, Tenant shall indemnify, protect, defend and hold Landlord, and Landlord's managing agent, if any, harmless from any loss, cost or expense, including attorneys' fees and costs, based upon or growing out of any alterations or construction undertaken by Tenant or incurred by Landlord as a result of any defects in design, materials or workmanship resulting from Tenant Alterations, except to the extent such defects are caused by Landlord, its agents, servants or employees. If requested by Landlord, Tenant shall provide Landlord with copies of all contracts, receipts, paid vouchers, and any other documentation in connection with the construction of such Tenant Alterations. Tenant shall promptly pay all costs incurred in connection with all Tenant Alterations and shall not permit the filing of any mechanic's lien or other lien in connection with any Tenant Alterations. If a mechanic's lien or other lien is filed against the Building Tenant shall discharge or cause to be discharged (by bond or otherwise) such lien within ten (10) days after Tenant receives notice of the filing thereof and shall not allow any such lien to be foreclosed upon. If a mechanic's lien or other lien is filed against the Building and Tenant fails to timely discharge such lien, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within thirty (30) days following notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at Landlord's cost of money from the date of such payment by Landlord. Any increase in any tax, assessment or charge levied or assessed as a result of any Tenant Alterations shall be payable by Tenant in accordance with
Article 10 hereof. Tenant shall be responsible for paying the general contractor's overhead and fee in connection with the work performed pursuant to this Article 8.

         8.2 REMOVAL AND SURRENDER OF FIXTURES AND TENANT ALTERATIONS. All Tenant Alterations and Tenant Work installed in the Premises pursuant to Landlord's Work Letter, which are attached to, or built into, the Premises, including without limitation, floor coverings, draperies, wall coverings, paneling, molding, doors, vaults (excluding vault doors), plumbing systems, electrical systems, mechanical systems, lighting systems, sound equipment, communication systems and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations, shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the end of the Term. Any articles of personal property including business and trade fixtures not attached to, or built into, the Premises, machinery and equipment, free-standing cabinet work, and movable partitions, which were installed by Tenant in the Premises at Tenant's sole expense and which were not installed in connection with a credit or allowance granted by Landlord or in replacement for an item which Tenant would not have been entitled to remove, shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term as long as Tenant is not in default hereunder and provided that Tenant repairs any damage to the Premises or the Building caused by such removal. With respect to Tenant Work installed in the Premises pursuant to Landlord's Work Letter, Landlord and Tenant shall each own undivided interests in such Tenant Work to the extent, in the case of Landlord, of the Allowance (as defined in Landlord's Work Letter) paid to or on behalf of Tenant, and, in the case of

Tenant, the portion of the cost of such Tenant Work paid for by Tenant. For purposes of the insurance requirements of Section 11.2(b), Tenant shall be deemed to have an insurable interest in all of the Tenant Work and Tenant Alterations in the Premises, as between Landlord and Tenant, but the same shall be surrendered with the Premises on termination of this Lease, as set forth above.

         9. MAINTENANCE AND REPAIRS.

                  9.1 TENANT'S OBLIGATIONS. Except for Landlord's obligations specifically set forth in this Lease, Tenant shall, at Tenant's sole expense, keep the Premises and every part thereof clean and in good condition and repair and Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Subject to the provisions of
Section 11.4 and Article 12 below, Tenant shall reimburse Landlord for all repairs to the Building which are required as a result of any misuse or neglect of the same by Tenant or any of its officers, agents, employees, contractors, licensees or invitees while in or about the Building. Notwithstanding the foregoing, if Tenant fails to diligently complete any repairs for which Tenant is responsible under this Lease within thirty (30) days after notice from the Landlord, Landlord may, at Landlord's sole discretion, complete such repairs and Tenant shall promptly reimburse Landlord for any and all costs associated therewith.

                  9.2 LANDLORD'S OBLIGATIONS. Subject to Article 12 of this Lease, Landlord shall repair and maintain with reasonable diligence after written notice thereof from Tenant, defects in, and damage to, the Building's roof and structural systems installed by Landlord and serving or located on the Premises. If such maintenance and repair is required in part or in whole by the act, neglect, misuse, fault or omission of any duty of Tenant, its agents, employees, contractors, licensees or invitees, Tenant shall pay to Landlord the cost of such maintenance and repairs. Except as provided in Article 12 hereof, there shall be no abatement of rent with respect to, and Landlord shall not be liable for and Tenant shall hold Landlord harmless from, any injury to or interference with Tenant's business arising from any repairs, maintenance, alteration or improvement in or to any portion of the Building or in or to the fixtures (and any items in connection therewith), appurtenances and equipment therein. As a material inducement to Landlord entering into this Lease, except as otherwise provided by Nevada law, Tenant waives and releases its right to make repairs at Landlord's expense.

         10. TAX ON TENANT'S PERSONAL PROPERTY.

                  10.1 PERSONAL PROPERTY TAXES. At least ten (10) days prior to delinquency, Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures or other personal property, Tenant shall pay Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment.

                  10.2 EXCLUSION FROM REAL PROPERTY TAXES. The portion of taxes payable by Tenant pursuant to Section 10.1 hereof shall be excluded from Real Property Taxes for purposes of rent adjustments described in Article 5 of this Lease.

         11. INSURANCE; WAIVER OF SUBROGATION.

                  11.1 LIABILITY INSURANCE. Tenant shall at all times during the Term and at its own cost and expense procure and continue workers' compensation insurance and bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury to or death of any person or damage to property in connection with the use, operation or condition of the Premises. The limits of liability under the workers' compensation insurance policy shall be at least equal to the statutory requirements therefor and the limits of liability under the Employer's Liability Insurance policy carried by Tenant shall be at least One Million Dollars ($1,000,000). The general liability insurance for non-employees and for damage to property at all times shall be in an amount of not less than Two Million Dollars ($2,000,000), Combined Single Limit, for injuries to persons and property damage. Not more frequently than once every year, if, in the opinion of Landlord's lender or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord's insurance broker.

                  11.2 PROPERTY INSURANCE.

                           a. BUILDING, IMPROVEMENTS AND RENTAL VALUE. Landlord
shall obtain and keep in force during the Term of this Lease a policy or policies of insurance covering loss or damage to the Building improvements but not Tenant's personal property, fixtures, equipment or Tenant Alterations in an amount Landlord or Landlord's lender deems to be appropriate. In addition, Landlord shall obtain and keep in force, during the Term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Landlord, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Tenant. All costs incurred or paid by Landlord pursuant to this Section 11.2(a) shall be paid by Tenant as part of Operating Expenses as defined in Section 5.2 above.

                           b. TENANT'S PROPERTY INSURANCE. Tenant, at its sole
cost and expense, shall at all times during the Term maintain in effect policies of insurance covering (i) all leasehold improvements (including any Tenant Alterations as may be made by Tenant pursuant to the provisions of Article 8 hereof), trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the Term of this Lease, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief and water damage caused by plumbing leakage or failure and (ii) all plate glass in the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used for the repair or replacement of the property so insured. Upon termination of this Lease due to any casualty, the proceeds of insurance shall be paid to Landlord and Tenant, as their interests appear in the insured property. The full replacement value of the items to be insured under this
Section 11.2 shall be determined by the company issuing the insurance policy at the time the policy is initially obtained, and shall be increased as reasonably requested by Landlord from time to time.

                  11.3 POLICY REQUIREMENTS. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of Nevada and reasonably acceptable to Landlord. Insurance companies rated A-9 or better by Best's Insurance Reports shall be deemed acceptable. Each policy shall have a deductible or deductibles, if any, which are no greater than those maintained by similarly situated tenants and which are reasonably acceptable to Landlord. Each policy shall name Landlord and Landlord's lender as additional insureds, as their interests may appear, and copies of all policies together with certificates evidencing the existence and amounts of such insurance, shall be delivered to Landlord by Tenant at least thirty (30) days prior to Tenant's occupancy of any portion of the Premises. No such policy shall be cancelable except after thirty (30) days written notice to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of any such policy, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be paid by Tenant upon demand. Any policy may be carried under so-called "blanket coverage" form of insurance policies, provided any such blanket policy specifically provides that the amount of insurance coverage required hereunder shall in no way be prejudiced by other losses covered by the policy. Neither the issuance of any such insurance policy nor the minimum limits specified in this Section 11.3 shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

                  11.4 WAIVER OF SUBROGATION. To the extent such waivers are obtainable from insurance carriers, Landlord and Tenant waive their respective right of recovery against the other for any direct or consequential damage to the property of the other including its interest in the Premises or the Building by fire or other casualty to the extent such damage is insured against under a policy or policies of insurance. Each such insurance policy carried by either Landlord or Tenant shall include such a waiver of the insurer's rights of subrogation. Such waiver shall in no way be construed or interpreted to limit or restrict any indemnity or other waiver made by Tenant under the terms of this Lease.

                  11.5 BUSINESS OVERHEAD INSURANCE. Tenant shall at all times during the Term of this Lease and at its own cost and expense procure and continue business overhead insurance in an amount equal to at least Basic Rent and Tenant's share of Operating Expenses and Real Estate Taxes for twelve (12) months. Not more frequently than once every year, Tenant shall increase the amount of such business overhead insurance to reflect any increases in Basic Rent and Operating Expenses and Real Estate Taxes as required by Landlord. Tenant agrees that the proceeds of such insurance shall be paid to Landlord by Tenant such that in the event of Tenant's disability Landlord will receive monthly payments of Basic Rent and Operating Expenses without delay from Tenant.

         12. FIRE OR CASUALTY.

                  12.1 DAMAGE TO PREMISES. In the event the Premises are damaged by fire or other casualty, Landlord shall repair such damage with reasonable diligence and in a manner consistent with the provisions of any Underlying Mortgage, as hereinafter defined. Tenant shall promptly pay to Landlord all insurance proceeds received by Tenant as a result of such damage so that Landlord can use such proceeds in the repair of such damage. If the Premises are damaged by fire or other casualty so that the repair of the Premises cannot, in Landlord's reasonable opinion, be completed within sixty (60) days after notice to Landlord of the occurrence of the damage, Landlord shall have the option, to be exercised by written notice to Tenant within thirty (30) days after Landlord receives notice of the occurrence of the damage, either (i) to make such repairs within a reasonable time, in which event this Lease shall continue in full force and effect or (ii) to terminate this Lease as of a date not less than thirty
(30) days or more than sixty (60) days after Landlord's notice to Tenant.

                  12.2 DAMAGE TO BUILDING. If the Building is totally destroyed or is so extensively damaged that the repair thereof cannot, in Landlord's reasonable opinion, be completed within one hundred (100) days after the occurrence of the damage or destruction, or if substantial alteration or reconstruction of the Building is required, in Landlord's reasonable opinion, as a result of the damage, then Landlord shall have the option, to be exercised by written notice to Tenant within thirty (30) days after the occurrence of the damage or destruction, either (a) to terminate this Lease as of the date not less than thirty (30) days or more than sixty (60) days after Landlord's notice to Tenant, or (b) to repair and rebuild the Building within a reasonable time, in which event this Lease shall continue in full force and effect.

                  12.3 ABATEMENT; TERMINATION. In the event any part of the Premises, as a result of damage by fire or other casualty, is rendered untenantable, for the conduct of Tenant's business, rent shall be reduced and abated in proportion to the part of the Premises which is so rendered untenantable until the damaged portion of the Premises have been made tenantable for the conduct of Tenant's business or until this Lease expires or terminates, whichever occurs first; provided that, (a) there shall be no abatement of rent with respect to any portion of the Premises which is rendered unusable for a period of five (5) days or less, (b) there shall be no abatement of rent if Landlord provides other space in the Building to Tenant which is reasonably suited for the temporary conduct of Tenant's business,(c) there shall be no abatement of rent whatsoever with respect to any damage caused in whole or in part by the negligence or willful act of Tenant, its agents, employees, contractors, licensees or invitees. In the event Landlord terminates this Lease pursuant to the terms of Sections 12.1 and 12.2, this Lease and the estate and interest of the Tenant in the Premises shall terminate and expire on the date specified in Landlord's notice of termination and the rent payable hereunder shall be pro rated as of such date, subject to rent abatement, if any, to the extent provided above.

                  12.4 LIMITATIONS. Subject to Section 11.4 hereof, nothing contained in this Article 12 shall relieve, discharge or any way affect Tenant's liability to Landlord in connection with any damage or destruction to the Premises or the Building arising out of the negligent or willful acts or omissions of Tenant, its agents, employees, contractors, licensees and invitees. Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises or the Building as a result of any damage from fire or other casualty. Furthermore, in the event of such damage from fire or other casualty, Landlord shall have no obligation to repair any equipment, furniture, fixtures, paneling, ceilings, carpets or other floor coverings, partitions, drapes or any personal property (collectively, "Personal Property") installed in or about the Premises by Landlord or Tenant unless Landlord has received insurance proceeds which insurance proceeds are specifically designated as payment for Personal Property.

         13. EMINENT DOMAIN.

                  13.1 TAKING. In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the right of eminent domain, or sold to prevent such taking, within sixty (60) days of receipt of notice of such taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority. If such portion of the Building is so taken or sold so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, or which renders the Building economically unviable for its use as presently intended, this Lease may be terminated by Landlord, as of the date of the vesting of title under such taking or sale, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which said vesting will occur. Except as provided herein, Tenant shall not because of such taking assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with Tenant's use of the Premises, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant. In such event, Landlord shall promptly proceed to restore the Premises to substantially their condition prior to such partial taking, and the rent shall be abated in proportion to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this
Article 13 shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the taking authority for, the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority.

                  13.2 TEMPORARY TAKING. If all or any portion of the Premises are condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease, including without limitation, the payment of Basic Rent and all other amounts required hereunder. Tenant shall be entitled to receive the entire award made in connection with any other temporary condemnation or other taking attributable to any period within the Term. Landlord shall be entitled to the entire award for any such temporary condemnation or other taking which relates to a period after the expiration of the Term or which is allocable to the cost of restoration of the Premises. If any such temporary condemnation or other taking terminates prior to the expiration of the Term, Tenant shall restore the Premises as nearly as possible to the condition prior to the condemnation or other taking, at Tenant's sole cost and expense; provided that, Tenant shall receive the portion of the award attributable to such restoration.

         14. ASSIGNMENT AND SUBLETTING.

                  14.1 GENERAL PROHIBITION. Tenant acknowledges that the economic concessions and rental rates set forth in this Lease were negotiated by Landlord and Tenant in consideration of, and would not have been granted by Landlord but for, the specific nature of the leasehold interest granted to Tenant hereunder, as such interest is limited and defined by various provisions throughout this Lease, including, but not limited to, the provisions of this
Article 14 which define and limit the transferability of such leasehold interest. Tenant further acknowledges and agrees that the leasehold estate granted to Tenant hereunder is not a transferable interest in property, and Landlord hereby reserves the right to receive any increased rental value of the Premises during the Term as the same may be realized by any transfer of said estate, except to the extent Tenant is specifically granted the right to transfer all or part of its leasehold and to retain all or part of the increased rental value thereof pursuant to the provisions of this Article 14. Tenant shall not directly or indirectly, voluntarily or involuntarily assign, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises (collectively, "ASSIGNMENT") or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees or sublet the Premises (collectively, "SUBLEASE") or any portion thereof without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld subject to the provisions of Section 14.2 hereunder and any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect. Notwithstanding the foregoing, if Tenant is or has been at any time in default under any of the terms of this Lease, Tenant may not assign, transfer or sublet the Premises in whole or in part.

                  14.2 NOTICE OF INTENT TO ASSIGN OR SUBLET. If Tenant desires at any time to enter into an Assignment or to Sublease the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed assignee, subtenant, transferee or occupant ("TRANSFEREE"); (ii) the nature of the proposed Transferee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublease or Assignment; and (iv) such financial information as Landlord may reasonably request concerning the proposed Transferee (collectively, the "TRANSFER NOTICE"). In the event the assignee or sublessee is not engaged in the Use or does not have equal or greater financial net worth than Tenant, Landlord shall have the right to reject the Sublease or Assignment which rejection shall be deemed reasonable.

                  14.3 NO RELEASE OF TENANT'S OBLIGATIONS. No Assignment or Sublease shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Assignment or Sublease. Consent to one Sublease or Assignment shall not be deemed to constitute consent to any subsequent Sublease or Assignment.

                  14.4 TRANSFER IS ASSIGNMENT. If Tenant is a corporation or is an unincorporated association or partnership, the issuance of any additional stock and/or the sale, transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an Assignment hereunder. Tenant agrees to promptly pay as Additional Rent Landlord's reasonable costs and attorneys' fees, not to exceed One Thousand Dollars ($1,000.00) per occurrence, incurred in connection with the processing and documentation of any requested Assignment or Sublease.

                  14.5 ASSUMPTION OF OBLIGATIONS. Each Transferee, other than Landlord, shall assume, as provided in this Section 14.5, all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term of this Lease; provided, however, that the Transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the Transferee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form which contains a covenant of assumption by the Transferee satisfactory in substance and form to Landlord consistent with the requirements of this Section 14.5, but the failure or refusal of the Transferee to execute such instrument of assumption shall not release or discharge the Transferee from its liability as set forth above.

         15. LANDLORD'S RESERVED RIGHTS.

                  15.1 RIGHT OF ENTRY. Landlord and its agents and representatives shall have the right, at all reasonable times, upon twenty-four
(24) hours notice except in the case of an emergency, in which event notice shall be waived, to enter the Premises for purposes of inspection, to post notices of non-responsibility, to protect the interest of Landlord in the Premises, to supply janitorial service and any other services to be provided by Landlord hereunder, to perform all required or permitted work therein, including the erection of scaffolding, props and other mechanical devices for the purpose of making alterations, repairs or additions to the Premises or the Building which are provided for in this Lease or required by law. Landlord and its agents and representatives shall also have the right during business hours to show the Premises to prospective tenants (during the last six (6) months of this Lease), lessors of superior leases, mortgagees, prospective mortgagees or prospective purchasers of the Building. No such entry shall be construed under any circumstances as a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant, and Tenant hereby waives any claim against Landlord or its agents or representatives for damages for any injury or inconvenience to or interference with, Tenant's business or quiet enjoyment of the Premises.

                  15.2 BUILDING AND COMMON AREAS. Provided Landlord does not unreasonably, obstruct or interfere with Tenant's use, Landlord may: (a) install, repair, replace or relocate pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Premises or the rest of the Building; (b) repair, renovate, alter, expand or improve the Building; (c) make changes to the common areas, including, without limitation, changes in the location, size, shape and number of street entrances, driveways, ramps, entrances, exits, parking spaces, parking areas, loading and unloading areas, halls, passages, stairways and other means of ingress and egress, direction of traffic, landscaped areas and walkways; (d) close temporarily any of the common areas for maintenance purposes as long as reasonable access to the Premises remains available; (e) designate other land outside the boundaries of the Building to be a part of the common areas; (f) add additional buildings and improvements to the common areas; (g) use the common areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof; and (h) do and perform such other acts and make such other changes in, to or with respect to the common areas and Building as Landlord may deem appropriate all at Landlord's expense which shall be passed through to Tenant as an Operating Expense, except for capital expenditures for additional buildings allowed in (f) which shall remain the sole responsibility of Landlord.

                  15.3 NAME. Landlord may adopt any name for the Building and Landlord reserves the right to change the name and/or the address of the Building or any part thereof at any time.

         16. INDEMNIFICATION AND LIMITATION ON LIABILITY.

                  16.1 INDEMNITY BY TENANT. Tenant shall indemnify, protect, defend and hold harmless, Landlord, its officers, directors, partners, agents and employees, and any affiliate of Landlord, including without limitation, any corporations or any other entities controlling, controlled by or under common control with Landlord, from and against any and all claims, suits, demands, liability, damages and expenses, including attorneys' fees and costs, arising from or in connection with Tenant's use or alteration of the Premises or the conduct of its business or from any activity performed or permitted by Tenant in or about the Premises or the Building during the Term or prior to the Commencement Date if Tenant has been provided access to the Premises or the Building for any purpose, or arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from Tenant's use of the Building Services in excess of their capacity or arising from any other act, neglect, fault or omission of Tenant or any of its officers, agents, directors, contractors, employees, licensees or invitees. As a material part of the consideration to the Landlord for entering into this Lease, Tenant hereby assumes all risk of and releases, discharges and holds harmless Landlord from and against any and all liability to Tenant for damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the gross negligence of Landlord.

                  16.2 LIMITATION ON LANDLORD'S LIABILITY. In no event shall Landlord be liable to Tenant for any injury to any person in or about the Premises or damage to the Premises or for any loss, damage or injury to any property of Tenant therein or by any malfunction of any utility or other equipment, installation or system, or by the rupture, leakage or overflow of any plumbing or other pipes, including without limitation, water, steam and refrigeration lines, sprinklers, tanks, drains, drinking fountains or similar cause in, about or upon the Premises or the Building unless such loss, damage or injury is caused by the gross negligence of Landlord. None of the shareholders, officers, employees, agents, partners or affiliates of Landlord shall be responsible for any of the liabilities, obligations or agreements of Landlord under this Lease.

         17. SALE BY LANDLORD.

             In the event of any sale or other transfer of Landlord's interest in the Building, other than a transfer for security purposes only, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer.

         18. SUBORDINATION.

                  18.1 SUBORDINATION. This Lease is subject and subordinate to all mortgages, trust deeds, ground leases, or other encumbrances (the "UNDERLYING MORTGAGES") which may now or hereafter be executed affecting the Building and to all renewals, modifications, consolidations, replacements and extensions of any such Underlying Mortgages. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee, ground lessor or beneficiary, affecting any Underlying Mortgage in order to make such subordination effective. Tenant, however, shall execute promptly any certificate or document that Landlord may request to effectuate, evidence or confirm such subordination, and failure to do so shall be a material breach of this Lease.

                  18.2 ATTORNMENT. If Landlord's interest in the Building is sold or conveyed upon the exercise of any remedy provided for in any Underlying Mortgage, or otherwise by operation of law: (a) this Lease will not be affected in any way, and Tenant will attorn to and recognize the new owner as Tenant's Landlord under this Lease, and Tenant will confirm such attornment in writing within ten (10) days after request (Tenant's failure to do so will constitute a material breach of this Lease); and (b) the new owner shall not be (i) liable for any act or omission of Landlord under this Lease occurring prior to such sale or conveyance, (ii) subject to any offset, abatement or reduction of rent because of any default of Landlord under this Lease occurring prior to such sale or conveyance, and (iii) liable for the return of any security deposit paid by Tenant except to the extent that the security deposit has actually been paid to such person or entity.

                  18.3 NOTICE FROM TENANT. Tenant shall give written notice to the holder of any Underlying Mortgage whose name and address have been previously furnished to Tenant of any act or omission by Landlord which Tenant asserts as giving Tenant the right to terminate this Lease or to claim a partial or total eviction or any other right or remedy under this Lease or provided by law. Tenant further agrees that if Landlord shall have failed to cure any default within the time period provided for in this Lease, then the holder of any Underlying Mortgage shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such sixty (60) days such holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

    ESTOPPEL CERTIFICATES.

         Tenant shall at any time and from time to time upon not less than ten
(10) days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the Basic Rent, Additional Rent and other charges have been paid in advance, if any, stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge and containing any other information and certifications which reasonably may be requested by Landlord or the holder of any Underlying Mortgage. Any such statement delivered pursuant to this Article 19 may be relied upon by any prospective purchaser of the fee of the Building or any mortgagee, ground lessor or other like encumbrancer thereof or any assignee of any such encumbrancer upon the Building.

         20. SURRENDER OF PREMISES AND REMOVAL OF PROPERTY.

                  20.1 NO MERGER. The voluntary or other surrender of this Lease by Tenant, a mutual cancellation or a termination hereof, shall not constitute a merger, and shall, at the option of Landlord, terminate all or any existing subleases or shall operate as an assignment to Landlord of any or all subleases affecting the Premises.

                  20.2 SURRENDER OF PREMISES. Upon the expiration of the Term, or upon any earlier termination hereof, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the Premises are now or hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises, all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitioning and other articles of persona] property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to Landlord, and Tenant shall repair all damage to the Premises resulting from such removal.

                  20.3 DISPOSAL OF PROPERTY. In the event of the expiration of this Lease or other re-entry of the Premises by Landlord as provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Term of this Lease, or within forty-eight (48) hours after a termination by reason of Tenant's default, shall be considered abandoned and Landlord may remove any or all of such property and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account of, and at the expense and risk of, Tenant. If Tenant shall fail to pay the costs of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant. In the event of such sale, Landlord shall apply the proceeds thereof, first, to the cost and expense of sale, including reasonable attorneys' fees; second, to the repayment of the cost of removal and storage; third, to the repayment of any other sums which may then or thereafter be due to Landlord from Tenant under any of the terms of this Lease; and fourth, the balance, if any, to Tenant.

                  20.4 FIXTURES AND IMPROVEMENTS. All fixtures, equipment, alterations, additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the Term hereof, as further described in
Section 8.2 hereof, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term of this Lease.

                  20.5 NOTICE OF EXPIRATION OF TERM. Tenant shall, at least six
(6) months before the expiration of the Term, give written notice to Landlord of Tenant's intention to surrender the Premises upon the expiration of the Term. Nothing contained herein, however, shall be construed as an extension of the Term or as consent of Landlord to any holding over by Tenant in the event said notice is not given in a timely fashion.

         21. HOLDING OVER.

             In the event Tenant holds over after the expiration of the Term, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further term, and such month-to-month tenancy shall be subject to each and every term, covenant and agreement contained herein; provided, however, that Tenant shall pay as Basic Rent during any holding over period, an amount equal to the greater of one-hundred fifty percent (150%) of the fair market value rental rate of the Premises or two times the Basic Rent payable immediately preceding the expiration of the Term. Nothing in this Article 21 shall be construed as a consent by Landlord to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term or upon the earlier termination hereof and to assert any remedy in law or equity to evict Tenant and/or collect damages in connection with such holding over.

         22. DEFAULTS AND REMEDIES.

                  22.1 DEFAULTS BY TENANT. The occurrence of any of the following shall constitute a material default and breach of this Lease by
Tenant:

                           a. The failure by Tenant to pay the rent or make any
other payment required to be made by Tenant hereunder as and when due where such failure continues for three (3) days after notice thereof by Landlord to Tenant; provided, however, that such notice shall be in lieu of and not in addition to any notice required under Nevada law.

                           b. The abandonment or vacation of the Premises by
Tenant.

                           c. The failure by Tenant to observe or perform the
provisions of Articles 2 and 8 where such failure continues and is not remedied within forty-eight (48) hours after notice thereof from Landlord to Tenant.

                           d. The failure by Tenant to provide estoppel
certificates as herein provided.

                           e. The failure by Tenant to observe or perform any
other provision of this Lease, including Rules and Regulations which may be adopted by Landlord where such failure continues for twenty (20) days after notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such twenty
(20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                           f. Any action taken by or against Tenant pursuant to
any statute pertaining to bankruptcy or insolvency or the reorganization of Tenant (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); the making by Tenant of any general assignment for the benefit of creditors; the appointment of a trustee or receiver to take possession of all or any portion of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or other judicial seizure of all or any portion of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

                           g. Tenant shall fail to occupy the Premises within
one hundred twenty (120) days after the Commencement Date.

                           h. In addition to the events constituting a default
and breach of the Lease by Tenant as set forth herein, if within any twelve (12) month period during the term of the Lease Tenant shall have failed to perform any obligation required of Tenant hereunder, or has been in breach for any reason under the Lease more than two (2) times, and Landlord, because of any such failure and/or breach, shall have served upon Tenant within said twelve
(12) month period two (2) or more notices of any such failure or breach, then any subsequent failure or breach shall be deemed a noncurable default, without requirement of notice or opportunity to cure, and Landlord shall be immediately entitled to exercise any and all rights, remedies and/or elections specified below otherwise available at law or in equity.

                           i. Tenant's failure to vacate and surrender the
Premises as required by this Lease upon the expiration of the Term or termination of this Lease.

                  22.2 LANDLORD'S REMEDIES.

                           a. In the event of any such default by Tenant, then,
in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving Tenant five (5) days' written notice of such election to terminate. In the event Landlord shall elect to so terminate this Lease, Landlord may recover from Tenant:

                           (i) the worth at the time of award of any unpaid rent
which has been earned at the time of such termination; plus

                           (ii) the worth at the time of award of any amount by
which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (iii) the worth at the time of award of the amount by
which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                           (iv) any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                           (v) at Landlord's election, such other amounts in
addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                           b. All "rent" (as defined in Section 4.4) shall be
computed on the basis on the monthly amount thereof payable on the date of Tenant's default, as the same are to be adjusted thereafter as contemplated by this Lease. As used in paragraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest in the per annum amount equal to the prime rate of interest or other equivalent reference rate from time to time announced by the Bank of America National Trust and Savings Association (the "Reference Rate") plus two percent (2%), but in no event in excess of the maximum interest rate permitted by law. As used in paragraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                           c. In the event of any such default by Tenant,
Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property therefrom by summary proceedings or otherwise; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

                           d. In the event of the vacation or abandonment of the
Premises by Tenant, or in the event that Landlord elects to re-enter as provided in Paragraph (c) above or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, and if Landlord does not elect to terminate this Lease, then Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rent and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable, with the right to make alterations and repairs to the Premises. If Landlord does not terminate this Lease and if Tenant requests Landlord's consent to an Assignment of this Lease or a Sublease of the Premises at such time as Tenant is in default, Landlord may not unreasonably withhold its consent to such Assignment or Sublease.

                           e. In the event that Landlord shall elect to so relet
as provided in Paragraph (d) above, then rentals received by Landlord from such reletting shall be applied: First, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the remainder, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any and all reasonable costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

                  22.3 RE-ENTRY NOT TERMINATION. No re-entry or taking possession of the Premises by Landlord pursuant to this Article 22 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default of Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

                  22.4 DEFINITION OF TENANT. As used in this Article 22 and in
Article 23, the term "TENANT" shall be deemed to include all persons or entities named as Tenant under this Lease, or each and every one of them. If any of the obligations of Tenant hereunder in guaranteed by another person or entity, the term "TENANT" shall be deemed to include all of such guarantors and any one or more of such guarantors. If this Lease has been assigned, the term "TENANT," as used in this Article 22 and in Article 23 shall be deemed to include both the assignee and the assignor.

         23. BANKRUPTCY.

             If, at any time prior to the Commencement Date, any action is taken by or against Tenant in any court pursuant to any statute pertaining to bankruptcy or insolvency or the reorganization of Tenant, Tenant makes any general assignment for the benefit of creditors, a trustee or receiver is appointed to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease, or there is an attachment, execution or other judicial seizure of substantially all of Tenant's assets or of Tenant's interest in this Lease, then this Lease shall ipso facto be canceled and terminated and of no further force or effect. In such event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of any order of any court shall be entitled to possession of the Premises or any interest in this Lease and Landlord shall, in addition to any other rights and remedies under this Lease, be entitled to retain any rent, security deposit or other monies received by Landlord from Tenant as liquidated damages.

         24. INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGES.

                  24.1 INTEREST. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the lesser of twelve percent (12%) per annum or the maximum rate per annum which Landlord is permitted by law to charge, from the date such payment is due until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

                  24.2 LATE CHARGE. In the event Tenant is more than five (5) days late in paying any installment of rent due under this Lease, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent installment of rent plus a fee of Ten Dollars ($10.00) per day until such installment of rent is paid. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing each delinquent payment of rent by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment, but the payment of such late charge shall not excuse or cure any default by Tenant under this Lease. The parties further agree that the payment of late charges and the payment of interest provided for in Section 24.1 above are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments.

         25. QUIET ENJOYMENT.

         Tenant, upon the paying of all rent hereunder and performing each of the covenants, agreements and conditions of this Lease required to be performed by Tenant, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term without hindrance or molestation of anyone lawfully claiming by, through or under Landlord, subject, however, to the provisions set forth in this Lease.

         26. EXAMINATION OF LEASE.

         The submission of this instrument for examination or signature by Tenant, Tenant's agents or attorneys, does not constitute a reservation of, or an option to lease, and this instrument shall not be effective or binding as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

         27. BROKERS.

         Tenant warrants that it has not had any contact or dealings with any person or real estate broker which would give rise to the payment of any fee or brokerage commission, in connection with this Lease, and Tenant shall indemnify, hold harmless and defend Landlord from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Tenant.

         28. RULES AND REGULATIONS.

         The Rules and Regulations attached hereto as Exhibit "C" are hereby incorporated herein and made a part of this Lease. Tenant agrees to abide by and comply with each and every one of said Rules and Regulations and any amendments, modifications and/or additions thereto as may hereafter be adopted by Landlord for the safety, care, security, good order and cleanliness of the Premises or the Building. Landlord shall have the right to amend, modify or add to the Rules and Regulations in its sole discretion. Landlord shall not be liable to Tenant for any violation of any of the Rules and Regulations by any other tenant or for the failure of Landlord to enforce any of the Rules and Regulations.

         29. SIGNAGE.

         Tenant shall not have the right to signage which is visible from outside the Premises without the prior written consent of Landlord, which consent shall not unreasonably withheld. Any signage identifying Tenant on the facade of the Building or on any monument shall be installed by Landlord at Landlord's sole discretion and at Tenant's sole cost and expense.

         30. GENERAL PROVISIONS.

                  30.1 NO WAIVER. The waiver by Landlord of any breach of any term, provision, covenant or condition contained in this Lease, or the failure of Landlord to insist on the strict performance by Tenant, shall not be deemed to be a waiver of such term, provision, covenant or condition as to any subsequent breach thereof or of any other term, covenant or condition contained in this Lease. The acceptance of rents hereunder by Landlord shall not be deemed to be a waiver of any breach or default by Tenant of any term, provision, covenant or condition herein, regardless of Landlord's knowledge of such breach or default at the time of acceptance of rent.

                  30.2 LANDLORD'S RIGHT TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole expense and without abatement of rent. If Tenant shall fail to observe and perform any covenant, condition, provision or agreement contained in this Lease or shall fail to perform any other act required to be performed by Tenant, Landlord may, upon notice to Tenant, without obligation, and without waiving or releasing Tenant from any default or obligations of Tenant, make any such payment or perform any such obligation on Tenant's part to be performed. All sums so paid by Landlord and all costs incurred by Landlord, including attorneys' fees, together with interest thereon in a per annum amount equal to two percent (2%) in excess of the Reference Rate, but not in excess of the maximum rate permitted by law, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy hereunder) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

                  30.3 TERMS; HEADINGS. The words "LANDLORD" and "TENANT" as used herein shall include the plural, as well as the singular. The words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there is more than one tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The headings or titles of this Lease shall have no effect upon the construction or interpretation of any part hereof.

                  30.4 ENTIRE AGREEMENT. This instrument along with any exhibits and attachments or other documents affixed hereto, or referred to herein, constitutes the entire and exclusive agreement between Landlord and Tenant with respect to the Premises and the estate and interest leased to Tenant hereunder. This instrument and said exhibits and attachments and other documents may be altered, amended, modified or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all-prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Premises are merged into and revoked by this instrument.

                  30.5 SUCCESSORS AND ASSIGNS. Subject to the provisions of
Article 14 relating to Assignment and Sublease, this Lease is intended to and does bind the heirs, executors, administrators and assigns of any and all of the parties hereto.

                  30.6 NOTICES. All notices, consents, approvals, requests, demands and other communications (collectively "NOTICES") which Landlord or Tenant are required or desire to serve upon, or deliver to, the other shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the appropriate address indicated below, or at such other place or places as either Landlord or Tenant may, from time to time, designate in a written notice given to the other. If the term "Tenant" in this Lease refers to more than one person or entity, Landlord shall be required to make service or delivery, as aforesaid, to any one of said persons or entities only. Notices shall be deemed sufficiently served or given at the time of personal delivery or three (3) days after the date of mailing thereof; provided, however, that any notice of default to Tenant under Article 22 shall be hand-delivered to the Premises. Any notice, request, communication or demand by Tenant to Landlord shall be addressed to the Landlord at _____________________, and if requested in writing by the Landlord, given or served simultaneously to the Landlord's mortgagee at the address specified in such request. Any notice, request, communication or demand by Landlord to Tenant shall be addressed to:

                   ___________________________
                   ___________________________

(and after the Commencement Date, to the Premises). Rejection or other refusal to accept a notice, request, communication or demand or the inability to deliver the same because of a changed address of which no notice was given shall be deemed to be receipt of the notice, request, communication or demand sent.

                  30.7 SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remaining terms, conditions and covenants of this Lease shall not be affected thereby and each of said terms, covenants and conditions shall be valid and enforceable to the fullest extent permitted by law.

                  30.8 TIME OF ESSENCE. Time is of the essence of this Lease and each provision hereof in which time of performance is established.

                  30.9 GOVERNING LAW. This Lease shall be governed by, interpreted and construed in accordance with the laws of the State of Nevada.

                  30.10 ATTORNEYS' FEES. If any action or proceeding is brought by Landlord or Tenant to enforce its respective rights under this Lease, the unsuccessful party therein shall pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees to be fixed by the court.

                  30.11 FORCE MAJEURE. Landlord shall not be liable for any failure to comply or delay in complying with its obligations hereunder if such failure or delay is due to acts of God, inability to obtain labor, strikes, lockouts, lack of materials, governmental restrictions, enemy actions, civil commotion, fire, unavoidable casualty or other similar causes beyond Landlord's reasonable control (all of which events are herein referred to as FORCE MAJEURE events). It is expressly agreed that Landlord shall not be obliged to settle any strike to avoid a force majeure event from continuing.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date set forth in the first paragraph above.

LANDLORD:
LUKE PROPERTIES, LTD.
A NEVADA LIMITED LIABILITY COMPANY

By: /s/ Gregory A. Dean
    ----------------------

Name: Gregory A. Dean

Its: Manager

TENANT:
VESTIN GROUP, INC.
A DELAWARE CORPORATION

By: /s/ Michael Shustek
    -----------------------

Name: Michael Shustek

Its: CEO

                                   EXHIBIT "A"
                                    PREMISES

                                   EXHIBIT "B"
                   MEMORANDUM OF COMMENCEMENT AND RENTAL DATE

THE UNDERSIGNED hereby covenants, represents and warrants to Luke Properties, LLC, a Nevada limited liability company, "Owner/Lessor" of the premises containing approximately forty thousand nine hundred forty (40,940) square feet, known as __________________ the following:

                  1. The undersigned ("Tenant") is the Tenant of the premises pursuant to a lease ("Lease") dated March __, 2003, entered into between the undersigned Tenant and Owner/Lessor, and hereby acknowledges that it has received a full and complete copy of the fully executed Lease Agreement.

                  2. The Lease is presently in full force and effect.

                  3. The Lease constitutes the entire agreement between Owner/Lessor and Tenant, and there have been no amendments, written or oral, to such agreement, except as set forth in Paragraph 1 above.

                  4. All improvements required under the terms of the Lease to be made by Owner/Lessor have been satisfactorily completed and have been accepted by the undersigned. (EXCEPTIONS TO BE STATED ON A SEPARATE ATTACHED SHEET HERETO, EXECUTED AND DATED.)

                  5. The undersigned has accepted the Lease premises and the keys thereto and has commenced occupancy thereof.

                  6. The term of the Lease commences on ______ and will end on _____________. A monthly rental as of the date hereof is ________________ per month and commences as of the date of _______________.

                  7. Rent for any fractional month shall be paid upon execution of Owner/Lessor's Memorandum of Commencement Date.

                  8. The amount of prepaid rent is __________________ for the month of _______________.

                  9. The amount of the prepaid security deposit paid under the terms of the Lease is ______________.

                                    Exhibit A

                  10. Tenant has provided Lessor with the required Certificate of Insurance on the premises pursuant to Section 11.3 of the Lease Agreement.

                                                     TENANT/LESSEE:
                                                     VESTIN GROUP, INC.,
                                                     a Delaware corporation

                                                     ___________________________
                                                     By:
                                                     Its:

                                    Exhibit B

                                   EXHIBIT "C"
                              RULES AND REGULATIONS

                  (a) Sidewalks, parking areas, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes, or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

                  (b) Tenant shall dispose of all trash in receptacles designated by Landlord.

                  (c) Plumbing, fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

                  (d) No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its reasonable discretion. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

                  (e) Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

                  (f) Corridor doors, when not in use, shall be kept closed.

                  (g) Tenant shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

                  (h) No animals shall be brought into or kept in or about the Building.

                  (i) When conditions are such that Tenant must dispose of crates, boxes, etc. on the sidewalk, it will be the responsibility of Tenant to dispose of same prior to 7:30 a.m. or after 5:30 p.m.

                  (j) No machinery of any kind, other than ordinary office machines such as computers and photocopy machines and ordinary and necessary equipment for Tenant's business shall be operated on Premises without the prior written consent of Landlord, nor shall Tenant use or keep in the Building any inflammable or explosive fluid or substance (including living Christmas trees and lighted ornaments), or any illuminating materials, except candles.

                  (k) No motorcycles or similar vehicles will be allowed in any portion of the Building

                                    Exhibit B
other than the parking areas.

                  (l) No nails, hooks, or screws (other than for the purpose of hanging normal office wall decorations) shall be driven into or inserted in any part of the Building except as approved by Building maintenance personnel.

                  (m) Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

                  (n) No food and/or beverages shall be distributed from Tenant's office (other than food and beverages intended for Tenant's employees and clients) without the prior written approval of Landlord.

                  (o) No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or its agent an explanation of the combination of all locks on the doors or vaults. Tenant shall initially be given two (2) keys to the Premises by Landlord.

                  (p) Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account.

                  (q) Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

                  (r) No portion of the Building shall be used for the purpose of lodging rooms.

                  (s) Vending machines or dispensing machines of any kind will not be placed in the Premises by Tenant other than soft drink, candy and other similar vending machines for the use of Tenant's employees.

                  (t) Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting at Tenant's expense.

                  (u) No Tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workers approved by Landlord, working under Landlord's supervision. The provisions of this Paragraph shall not affect or be deemed to supersede in any way the provisions of the Lease with regard to the improvement and alteration of the Premises.

                  (v) Tenant shall provide plexiglass or other pads for all chairs mounted on rollers or casters.

                  (w) Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its reasonable business judgment shall from time to time be needful for the operation of the Building, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.

                                       C-6